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                                                                       Exhibit 1









                                                                  April 11, 2002



Securities and Exchange Commission
450 Fifth Street, Northwest
Washington, D.C.  20549

Re:      BankEngine Technologies, Inc.
         File Reference No. 000-27773

Dear SEC Representative:

We have read the statements regarding the recent change of auditors that we understand BankEngine Technologies, Inc. will include under Item 4 of the Form 8-K report it will file. We agree with such statements made regarding our firm. We have no basis to agree or disagree with other statements made under Item 4.

Very truly yours,


/s/ Schwartz Levitsky Feldman LLP
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Schwartz Levitsky Feldman LLP
Chartered Accountants